Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (the “Agreement”), dated as of May 27, 2008 is made by each of the pledgors signatory hereto (together with any other entity that may become a party hereto as provided herein, each a “Pledgor” and collectively, the “Pledgors”), in favor of PNC Bank, National Association, as Administrative Agent (in such capacity, the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement (defined below).

WHEREAS, pursuant to that certain Seventh Amended and Restated Credit Agreement, dated as of March 7, 2008, as amended by that Amendment No. 1 thereto (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among K. HOVNANIAN ENTERPRISES, INC., as borrower (the “Borrower”), HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), as a Guarantor, the Lenders and the Agent as lenders, Agent and the Lenders have agreed to provide certain loans to the Borrower upon and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes Hovnanian, the Borrower’s parent company, and each other Pledgor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Pledgors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Pledgors are engaged in related businesses, and each Pledgor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, pursuant to and under the Credit Agreement and the Amended and Restated Security Agreement dated as of May 16, 2008 (the “Security Agreement”) among the parties hereto, the Borrower and the other Pledgors have agreed to enter into this agreement in order to grant a security interest to the Agent in certain patents, trademarks, copyrights and other property as security for such loans and other obligations as more fully described herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1.             Defined Terms.

(a)           Except as otherwise expressly provided herein, (i) capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement and (ii) the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement.  Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in New York as amended from time to time (the “Code”).

(b)           “Copyright Licenses” shall mean any written agreement naming any Pledgor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to distribute, exploit and sell materials derived from any Copyright, including, without limitation, any of the foregoing referred to in Schedule A.

(c)           “Copyrights” shall mean (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office referred to in Schedule A, and (ii) the right to obtain all renewals thereof.

(d)           “Intellectual Property” shall mean the collective reference to all rights, priorities and privileges, whether arising under United States, multinational or foreign laws, in, to and under the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

(e)           “Patent License” shall mean all written agreements providing for the grant by or to any Pledgor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule A.

(f)            “Patents” shall mean (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, including, without limitation, any of the foregoing referred to in Schedule A, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule A, and (iii) all rights to obtain any reissues or extensions of the foregoing.

(g)           “Secured Obligations” shall mean and include the following: all now existing and hereafter arising Obligations (as defined in the Credit Agreement) of each and every Pledgor and other Loan Party to the Agent, the Lenders, or any of their respective Affiliates under the Credit Agreement or any of the other Loan Documents, together with any extensions, renewals, replacements or refundings thereof, and all costs and expenses of enforcement and collection, including reasonable attorney’s fees.

(h)           “Secured Parties” shall mean the collective reference to the Agent and the Lenders or any Affiliate of any Lender to which any Secured Obligations are owed.

(i)            “Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now owned or hereafter acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule A, and (ii) the right to obtain all renewals thereof.

(j)            “Trademark License” shall mean any written agreement providing for the grant by or to any Pledgor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule A.

2.             To secure the full payment and performance of all Secured Obligations, each Pledgor hereby grants, and conveys a security interest to Agent in the entire right, title and interest of such Pledgor in and to all of its Intellectual Property; provided, however, that notwithstanding any of the other provisions set forth in this Section 2 (and notwithstanding any recording of the Agent’s Lien made in the U.S. Patent and Trademark Office, U.S. Copyright Office, or other registry office in any other jurisdiction), this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the  extent that such Law or the term in such contract, license, agreement, instrument or other document or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions); provided, further, that no security interest shall be granted in any United States “intent-to-use” trademark or service mark application unless and until acceptable evidence of use of the trademark or service mark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (U.S.C. 1051, et seq.), and to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such “intent-to-use” trademark or service mark applications under applicable federal Law.  After such period and after such evidence of use has been filed and accepted, each Grantor acknowledges that such interest in such trademark or service mark applications will become part of the Collateral.  The Agent agrees that, at any Grantor’s reasonable request and expense, it will provide such Grantor confirmation that the assets described in this paragraph are in fact excluded from the Collateral during such limited period only.

3.             Each Pledgor covenants and warrants that:

(a)           To the knowledge of such Pledgor, on the date hereof, all material Intellectual Property owned by such Pledgor is valid, subsisting and unexpired, has not been abandoned and does not, to the knowledge of such Pledgor, infringe the intellectual property rights of any other Person;

(b)           Such Pledgor is the owner of each item of Intellectual Property, free and clear of any and all Liens or claims of others except for the Permitted Liens permitted to exist on the Collateral by the Credit Agreement.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement;

(c)           Such Pledgor will within thirty (30) calendar days after any change in its jurisdiction of organization, or change in its legal name, provide written notice thereof to the Agent; and

(d)           Such Pledgor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s and the Secured Parties’ security interest in such Intellectual Property and the goodwill of such Pledgors relating thereto or represented thereby.

4.             Each of the obligations of each Pledgor under this Agreement is joint and several.

The Agent and the other Secured Parties, or any of the them, may, in their sole discretion, elect to enforce this Agreement against any Pledgor without any duty or responsibility to pursue any other Pledgor and such an election by the Agent and the other Secured Parties, or any of them, shall not be a defense to any action the Agent and the other Secured Parties, or any of them, may elect to take against any Pledgor.  Each of the Agent and the other Secured Parties hereby reserve all right against each Pledgor.

5.             Pledgor agrees that, until all of the Secured Obligations shall have been indefeasibly satisfied in full, the Commitments have terminated and the Letters of Credit have expired, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Pledgor’s obligations under this Agreement, without Agent’s prior written consent which shall not be unreasonably withheld except Pledgor may license technology in the ordinary course of business without the Agent’s consent to suppliers and customers to facilitate the manufacture and use of such Pledgor’s products.

6.             Whenever any Pledgor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Pledgor shall report such filing to the Agent on or before the date upon which the Borrower is required to deliver financial statements pursuant to Section 7.3.1 of the Credit Agreement for the fiscal quarter in which such filing occurs.  Upon the reasonable request of the Agent, such Pledgor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Agent may reasonably  request to evidence the Agent’s and the other Secured Parties’ security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Pledgor relating thereto or represented thereby.  In addition, if, before the Secured Obligations shall have been indefeasibly satisfied in full and the Commitments have terminated and the Letters of Credit have expired, any Pledgor shall own any new trademark applications or registrations or any new registered copyrights or patents, or any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation in part of any Intellectual Property, the provisions of this Agreement shall automatically apply thereto and such Pledgor shall give to Agent prompt notice thereof in writing.  Each Pledgor and Agent agree to modify this Agreement by amending Schedule A to include any future patents, patent applications, trademark applications, trademarks, copyrights or copyright applications and the provisions of this Agreement shall apply thereto.

7.             Agent shall have, in addition to all other rights and remedies given it by this Agreement and those rights and remedies set forth in the Credit Agreement, those allowed by applicable Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Intellectual Property may be located and, without limiting the generality of the foregoing, solely if an Event of Default has occurred and is continuing, Agent may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Pledgors, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in a city that the Agent shall designate by notice to the Pledgors, in Pittsburgh, Pennsylvania or elsewhere, the whole or from time to time any part of the Intellectual Property, or any interest which any Pledgor may have therein and, after deducting from the proceeds of sale or other disposition of the Intellectual Property all expenses (including fees and expenses for brokers and attorneys), shall apply the remainder of such proceeds toward the payment of the Secured Obligations as the Agent, in its sole discretion, shall determine.  Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to Pledgors.  Notice of any sale or other disposition of the Intellectual Property shall be given to Pledgors at least ten (10) days before the time of any intended public or private sale or other disposition of the Intellectual Property is to be made, which each Pledgor hereby agrees shall be reasonable notice of such sale or other disposition.  At any such sale or other disposition, Agent may, to the extent permissible under applicable Law, purchase the whole or any part of the Intellectual Property sold, free from any right of redemption on the part of Pledgor, which right is hereby waived and released.  The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of remedies in the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the Agent’s rights hereunder.

8.             If any Event of Default shall have occurred and be continuing, Pledgor hereby authorizes and empowers Agent to make, constitute and appoint any officer or agent of Agent, as Agent may select in its exclusive discretion, as such Pledgor’s true and lawful attorney-in-fact, with the power to endorse such Pledgor’s name on all applications, documents, papers and instruments necessary for Agent to use the Intellectual Property, or to grant or issue, on commercially reasonable terms, any exclusive or nonexclusive license under the Intellectual Property to any third person, or necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose, on commercially reasonable terms, of the Intellectual Property to any third Person.  Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

9.             Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and expenses incurred by Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, the protection, maintenance or preservation of the Intellectual Property, or the defense or prosecution of any actions or proceedings arising out of or related to the Intellectual Property, shall be borne and paid by Pledgor within fifteen (15) days of demand by Agent, and if not paid within such time, shall be added to the principal amount of the Secured Obligations and shall bear interest at the highest rate prescribed in the Credit Agreement.

10.           No course of dealing between Pledgor and Agent, nor any failure to exercise nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder or under the Credit Agreement or other Loan Documents shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.           All of Agent’s rights and remedies with respect to the Intellectual Property, whether established hereby, by the Security Agreement or by the Credit Agreement or by any other agreements or by Law, shall be cumulative and may be exercised singularly or concurrently.  In the event of any irreconcilable inconsistency in the terms of this Agreement and the Security Agreement, the Security Agreement shall control.

12.           The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

13.           This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 6 hereof.

14.           The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, provided, however, that Pledgor may not assign or transfer any of its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void.

15.           This Agreement and the rights and obligations of the parties under this agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York.

16.           Each Pledgor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Agreement or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or any Loan Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 19 hereof and service so made shall be deemed to be completed upon actual receipt thereof.  Nothing herein shall limit any Secured Party’s right to bring any suit, action or other proceeding against any Pledgor or any of any Pledgor’s assets or to serve process on any Pledgor by any means authorized by Law.

17.           This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.  Each Pledgor acknowledges and agrees that a telecopy transmission to the Agent or any Lender of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

18.           EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

19.           All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 10.6 [Notices] of the Credit Agreement.

20.           Each Pledgor acknowledges and agrees that, in addition to the other rights of the Agent hereunder and under the other Loan Documents, because the Agent’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Agent’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Agent its attorney-in-fact, and (v) to enforce the Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

[SIGNATURE PAGE 1 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

Agent:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

Pledgors:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name: Kevin C. Hake
Title: Senior Vice-President — Finance and Treasurer

[SIGNATURE PAGE 3 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

HOVNANIAN ENTERPRISES, INC.

By:
Name: Kevin C. Hake
Title: Senior Vice-President — Finance and Treasurer

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC. K.

HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 4 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 5 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC. K.

HOVNANIAN AT OCEAN TOWNSHIP, INC. K.

HOVNANIAN AT OCEAN WALK, INC. K.

HOVNANIAN AT PERKIOMEN I, INC. K.

HOVNANIAN AT PERKIOMEN II, INC. K.

HOVNANIAN AT RANCHO CRISTIANITOS, INC. K.

HOVNANIAN AT RESERVOIR RIDGE, INC. K.

HOVNANIAN AT SAN SEVAINE, INC. K.

HOVNANIAN AT SARATOGA, INC. K. HOVNANIAN

AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC. K.

HOVNANIAN AT STONY POINT, INC. K.

HOVNANIAN AT SYCAMORE, INC. K.

HOVNANIAN AT TANNERY HILL, INC. K.

HOVNANIAN AT THE BLUFF, INC. K.

HOVNANIAN AT THORNBURY, INC. K.

HOVNANIAN AT TIERRASANTA, INC. K.

HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 6 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC. K.

HOVNANIAN AT WALL TOWNSHIP VI, INC. K.

HOVNANIAN AT WALL TOWNSHIP VIII, INC. K.

HOVNANIAN AT WASHINGTONVILLE, INC. K.

HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC. K.

HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 7 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC. K.

HOVNANIAN DEVELOPMENTS OF INDIANA, INC. K.

HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC. K.

HOVNANIAN DEVELOPMENTS OF MARYLAND, INC. K.

HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC. K.

HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 8 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By:
Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 9 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF D.C., L.L.C.

By: K.	Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By: K.	Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 10 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, LLC

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 11 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By: K.	Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 12 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C. K.

HOVNANIAN AT BARNEGAT I, L.L.C. K.

HOVNANIAN AT BARNEGAT II, L.L.C. K.

HOVNANIAN AT BARNEGAT III, L.L.C. K.

HOVNANIAN AT BERKELEY, L.L.C. K.

HOVNANIAN AT BERNARDS V, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 13 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C K.

HOVNANIAN AT CAMDEN I, L.L.C. K.

HOVNANIAN AT CEDAR GROVE III, L.L.C. K.

HOVNANIAN AT CEDAR GROVE IV, L.L.C. K.

HOVNANIAN AT CHESTER I, L.L.C. K.

HOVNANIAN AT CHESTERFIELD, L.L.C. K.

HOVNANIAN AT CHESTERFIELD II, L.L.C. K.

HOVNANIAN AT CLIFTON II, L.L.C. K.

HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

By: K.	Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 14 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C. K.

HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 15 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GALLOWAY, L.L.C. K.

HOVNANIAN AT GREAT NOTCH, L.L.C. K.

HOVNANIAN AT GUTTENBERG, L.L.C. K.

HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 16 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT HILLTOP, L.L.C. K.

HOVNANIAN AT JACKSON I, L.L.C. K.

HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL

COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C. K.

HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 17 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT LITTLE EGG HARBOR

CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C. K.

HOVNANIAN AT MANALAPAN III, L.L.C. K.

HOVNANIAN AT MANSFIELD I, L.L.C. K.

HOVNANIAN AT MANSFIELD II, L.L.C. K.

HOVNANIAN AT MANSFIELD III, L.L.C. K.

HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C. K.

HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C. K.

HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 18 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C. K.

HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C. K.

HOVNANIAN AT MIDDLETOWN II, L.L.C. K.

HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 19 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN

RENEWAL, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C. K.

HOVNANIAN AT NORTH CALDWELL, L.L.C. K.

HOVNANIAN AT NORTH HALEDON, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 20 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C. K.

HOVNANIAN AT OCEANPORT, L.L.C. K.

HOVNANIAN AT OLD BRIDGE, L.L.C. K.

HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 21 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C. K.

HOVNANIAN AT RANDOLPH I, L.L.C. K.

HOVNANIAN AT READINGTON II, L.L.C. K.

HOVNANIAN AT RED BANK, L.L.C. K.

HOVNANIAN AT RIDGEMONT, L.L.C. K.

HOVNANIAN AT SAYREVILLE, L.L.C. K.

HOVNANIAN AT SCOTCH PLAINS, L.L.C. K.

HOVNANIAN AT SMITHVILLE III, L.L.C. K.

HOVNANIAN AT SOMERS POINT, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 22 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 23 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C. K.

HOVNANIAN AT WANAQUE, L.L.C. K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 24 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN HOMES — DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 25 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN NORTHEAST SERVICES, L.L.C. K.

HOVNANIAN SHORE ACQUISITIONS, L.L.C. K.

HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C. TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 26 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 27 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 28 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	Hudson Pointe Joint Development, L.L.C., its sole member

	By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member

		By:		K. Hovnanian Holdings NJ, L.L.C., its sole member

			By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 29 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 30 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

PI INVESTMENTS II, L.L.C.

By:	K. Hovnanian Investments II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 31 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

By:	PI Investments II, L.L.C., its sole member

	By:	K. Hovnanian Investments II, L.L.C., its sole member

		By:		K. Hovnanian Holdings NJ, L.L.C., its sole member

			By:	K. Hovnanian Developments of
New Jersey, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 32 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C. K.

HOVNANIAN AT BRIDLEWOOD, L.L.C. K.

HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C. K.

HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 33 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C. K.

HOVNANIAN AT PIAZZA D’ORO, L.L.C. K.

HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 34 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C. K.

HOVNANIAN AT WINCHESTER, L.L.C. K.

HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 35 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 36 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

BUILDER SERVICES, PA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMPHILL, L.L.C.

K HOVNANIAN AT EAST BRANDYWINE, L.L.C. K

HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C. K.

HOVNANIAN AT LOWER MORELAND II, L.L.C. K.

HOVNANIAN AT LOWER MORELAND III, L.L.C. K.

HOVNANIAN AT MACUNGIE, L.L.C. K.

HOVNANIAN AT NORTHAMPTON, L.L.C. K.

HOVNANIAN AT PHILADELPHIA II, L.L.C. K.

HOVNANIAN AT PHILADELPHIA III, L.L.C. K.

HOVNANIAN AT PHILADELPHIA IV, L.L.C. K.

HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 37 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 38 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C. K.
HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 39 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 40 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 41 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

[SIGNATURE PAGE 42 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C. K.

HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

MILLENNIUM TITLE AGENCY, LTD.

By:	K. Hovnanian Oster Homes, L.L.C., its sole member

	By:	K. Hovnanian Developments of Ohio, Inc., as member

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 43 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 44 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 45 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 46 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes - DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 47 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 48 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 49 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 50 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 51 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 52 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT EWING, L.L.C.

	By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 53 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

K. HOVNANIAN POLAND, SP. Z.O.O.

By:	Hovnanian Enterprises, Inc., as member.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

AND

By:	K. Hovnanian International, Inc., as member.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 54 OF 54 TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Debtors:

c/o K. Hovnanian Enterprises, Inc. 110
West Front St., P.O. Box 500 Red Bank, NJ
07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

SCHEDULE A

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

LIST OF REGISTERED PATENTS, TRADEMARKS AND COPYRIGHTS

1.                                       Registered Patents:  None.

2.                                       Trademarks:  See Attached.

3.                                       Copyrights:  None.